Exhibit 99.1

                                THE GROUP 1 LOANS

General

      The mortgage pool will consist of two groups of mortgage loans, referred to in the prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans consist of one- to four-family, adjustable-rate, residential mortgage loans secured by first liens on mortgaged properties and one- to four- family, fixed rate, residential mortgage loans secured by first liens and second liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

      The mortgage pool will include the initial mortgage loans and the subsequent mortgage loans in Loan Group 1 ( a "Group 1 subsequent mortgage loan"). The initial mortgage loans will be the mortgage loans deposited into the trust on the Closing Date. The Group 1 subsequent mortgage loans will be purchased with amounts on deposit in the pre-funding account described in the prospectus supplement.

      The company will convey the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The company will convey the Group 1 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans will be acquired with amounts on deposit in the Pre-Funding Account pursuant to the Subsequent Transfer Instrument. The Seller will make certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group 1 subsequent mortgage loans in the subsequent mortgage loan purchase agreement. These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. See "The Mortgage Pools -- Representations by Sellers" in the prospectus.

      The mortgage loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described in the prospectus supplement. See "--Underwriting Standards" Below.

      Substantially all of the Group 1 Loans (other than the fixed rate first lien Group 1 Loans) will be subserviced by Countrywide Home Loans Servicing LP. Substantially all of the fixed rate first lien Group 1 Loans will be subserviced by GMAC Mortgage Corporation. See "Description of the Servicing Agreement -- The Subservicers" in the prospectus supplement.

      None of the Group I Loans were 30 days or more delinquent as of the Cut-off Date.

      Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each adjustable rate Group 1 Loan is generally assumable in accordance with the terms of the related mortgage note.

      Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder--Hazard Insurance Policies" in the prospectus.

Mortgage Rate Adjustment

      The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi- annually commencing after an initial period after origination of generally six months, two years, three years, five years, seven years or ten years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

      The mortgage rate on substantially all of the Group I adjustable-rate mortgage loans adjusts based on an index equal to either Six-Month LIBOR, One-Year LIBOR or One-Year CMT. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

      Substantially all of the adjustable-rate sample mortgage loans (other than the Seasoned Mortgage Loans) will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Indices on the Mortgage Loans

      The index applicable to the determination of the mortgage rate on approximately 86.15% of the adjustable-rate mortgage loans (by aggregate outstanding principal balance of the related adjustable-rate mortgage loans as of the Cut-off Date) is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

      The index applicable to the determination of the mortgage rate on approximately 13.15% (by aggregate outstanding principal balance of the related adjustable-rate mortgage loans as of the Cut-off Date) of the mortgage loans is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.

      The index applicable to the determination of the mortgage rate on approximately 0.70% (by aggregate outstanding principal balance of the related adjustable-rate mortgage loans as of the Cut-off Date) of the adjustable-rate mortgage loans will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519), as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note, or One-Year CMT.

Prepayment Charges

      Approximately 61.19% of the Group 1 Loans,(by aggregate outstanding principal balance of the Group I Loans as of the cut-off date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on the residential loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily loans with no initial fixed rate period or a three year fixed rate period, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily loans with a five year fixed rate period, the amount of the charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth year. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

      Substantially all of the Group 1 Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

      Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

      The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and (C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

      With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the sample mortgage loans will range from 0.230% per annum to 2.220% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

      To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

      See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder -- Hazard Insurance Policies" in the Prospectus.

Mortgage Loan Characteristics

      The statistical information included in the prospectus supplement with respect to the mortgage loans is based on a pool of 5,705 initial mortgage loans, 92.85% of which are in Loan Group 1 and 7.15% of which are in Loan Group
2. References to percentages of the initial mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the initial mortgage loans as of the Cut-off Date.

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds--Yield Sensitivity of the Class 1-A Bonds, Class M Bonds and Class B Bonds" in the prospectus supplement.

Group 1 Subsequent Mortgage Loan Characteristics

      The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,325,187,727, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 90.88% of the Group 1 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 5.73% of the Group 1 Loans have fixed rates and are secured by first liens on the related mortgaged property. Approximately 3.39% of the Group 1 Loans have fixed rates and are secured by second liens on the related mortgaged property.

      The average principal balance of the Group 1 Loans at origination was approximately $233,618. No Group 1 subsequent mortgage loan had a principal balance at origination of greater than approximately $1,776,100 or less than approximately $10,000. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $231,595. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,776,100 or less than approximately $1,429.

      As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 2.250% per annum to approximately 19.250% per annum and the weighted average mortgage rate was approximately 5.305% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 349 months as of the Cut-off Date. None of the Group 1Loans will have a first Due Date prior to June 1, 1996, or after July 1, 2004, or will have a remaining term to maturity of less than 3 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is June 1, 2034.

      Approximately .02%, .16%, 5.34%, 50.04%, 1.10% and 5.13% of the Group 1
Loans have initial interest only periods of six months, two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the Group 1 Loans was approximately 77.54%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any subsequent Group 1 Loan was greater than approximately 134.77% or less than approximately 15.02%.

      Approximately 1.78% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date), are High CLTV Loans.

      Some of the High CLTV Loans will include provisions allowing the related borrower to substitute the related mortgaged property. The Servicing Agreement provides that this substitution will only be permitted if the following requirements are met:

      o the combined loan-to-value ratio of the High CLTV Loan after such substitution must be less than or equal to the combined loan-to-value ratio prior to such substitution,

      o the loan-to-value ratio of the obligation secured by a first lien on the new mortgaged property must be less than or equal to the loan-to-value ratio of the obligation secured by a first lien on the released mortgaged property at the time such High CLTV Loan was originated, and

      o both the released and the new mortgaged property must be a single-family owner occupied property.

      In addition, the Servicing Agreement will provide that with respect to any High CLTV Loan the Master Servicer may allow the refinancing of a senior lien on the related mortgaged property, provided that certain requirements are met, including, except under certain limited circumstances, that the resulting combined loan-to-value ratio of such High CLTV Loan is no higher than the combined loan-to-value ratio prior to such refinancing and the interest rate on the refinancing senior loan is no higher than the interest rate on the refinanced senior loan.

      Approximately 1.47% of the Group 1 Loans are balloon loans. The amount of the balloon payment on each of these Group 1 Loans is substantially in excess of the amount of the scheduled monthly payment on such initial mortgage loan for the period prior to the Due Date of the balloon payment. These Group 1 Loans have a weighted average remaining term to maturity of approximately 171 months.

      None of the Group 1 Loans are buydown mortgage loans.

      All of the High CLTV Loans may be subject, and none of the other Group 1 Loans will be subject, to the Homeownership Act or any comparable state law.

      Approximately 99.86% of the adjustable rate Group 1 Loans (other than the Seasoned Mortgage Loans and in Loan Group 1) have not reached their first adjustment date as of the Closing Date.

      Approximately 61.19% of the Group 1 Loans provide for prepayment charges.

      Approximately 10.91% and 7.64% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.000% per annum.

      Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding. All references to loan-to-value ratio or LTV in the following tables refer to the combined-loan-to-value ratio in the case of mortgage loans secured by second liens.

                           Mortgage Loan Programs(1)

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Loan Programs              Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
10Yr Fixed ............     $      837,668        10       0.06%     $ 83,767      5.820%     109.35       730      38.14%
15Yr Fixed ............         20,366,196       538       1.54        37,855     11.469      119.63       692     100.66
20Yr Fixed ............          9,243,772       216       0.70        42,795     12.380      167.00       688     107.12
30Yr Fixed ............         59,846,054       181       4.52       330,641      5.463      358.82       756      60.70
25Yr Fixed ............          1,447,300        36       0.11        40,203     14.710      217.48       669     117.98
30/15 Fixed Balloon ...         19,471,155       342       1.47        56,933     10.101      171.38       692      98.02
30Yr Fixed - IO .......          9,621,900        26       0.73       370,073      5.663      359.93       765      63.78
30Y LIB6M .............         49,846,394       200       3.76       249,232      4.772      344.20       680      80.43
30Y LIB6M - IO ........        138,326,972       473      10.44       292,446      4.685      359.61       705      78.33
1/29 LIB6M ............            796,949         1       0.06       796,949      4.500      359.00       683      70.00
30Y LIB12M - IO .......            207,900         1       0.02       207,900      4.200      359.00       681      79.99
2/28 LIB6M ............        161,814,026       778      12.21       207,987      5.374      346.45       679      81.25
2/28 LIB6M - IO .......        266,758,274       934      20.13       285,608      5.133      359.58       695      80.50
3/27 LIB6M ............         61,204,148       290       4.62       211,049      5.499      356.83       686      80.31
3/27 LIB6M - IO .......        136,699,204       478      10.32       285,982      4.851      359.65       709      74.84
3/1 LIB12M ............         12,171,759        36       0.92       338,104      4.379      358.14       723      72.03
3/1 LIB12M - IO .......         66,499,144       163       5.02       407,970      4.519      358.46       723      75.70
3/1 CMT1Y .............             75,431         1       0.01        75,431      4.500      356.00       650      80.00
5/25 LIB6M ............         76,314,420       320       5.76       238,483      5.370      359.23       710      78.33
5/25 LIB6M - IO .......        130,550,280       419       9.85       311,576      5.112      359.55       721      72.53
5/1 LIB12M ............          7,386,284        21       0.56       351,728      4.397      359.22       749      61.36
5/1 LIB12M - IO .......         41,000,855       115       3.09       356,529      5.113      359.54       719      75.25
5/1 CMT1Y .............          2,159,079        10       0.16       215,908      5.132      358.09       725      74.60
5/1 CMT1Y - IO ........            546,359         3       0.04       182,120      4.712      359.79       746      74.83
7/23 LIB6M ............          1,853,492         7       0.14       264,785      5.062      359.20       725      63.25
7/23 LIB6M - IO .......         10,368,790        26       0.78       398,800      5.220      359.63       735      67.61
7/1 LIB12M ............         12,305,670        29       0.93       424,333      4.933      359.05       735      70.28
7/1 LIB12M - IO .......         11,919,279        29       0.90       411,010      5.021      358.95       737      73.92
7/1 CMT1Y .............          3,876,056        13       0.29       298,158      4.604      359.31       718      64.99
7/1 CMT1Y - IO ........          1,276,269         3       0.10       425,423      4.908      360.00       736      72.25
10/20 LIB6M - IO ......          3,002,000         7       0.23       428,857      5.255      359.22       727      42.25
10/1 LIB12M ...........          4,945,736        10       0.37       494,574      5.062      358.88       715      70.27
10/1 LIB12M - IO ......          1,973,957         5       0.15       394,791      5.343      358.32       756      72.72
10/1 CMT1Y ............            474,956         1       0.04       474,956      5.500      359.00       796      80.00
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

----------

(1) A mortgage loan with a loan program including the term "30Y LIBOR 6M" has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "2/28 LIBOR 6M" has a term of 30 years, the first two of which consist including the term a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6M"" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "5/25 LIBOR 6M" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "7/23 LIBOR 6M" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/1 LIB 12" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/1 LIB 12" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "5/1 CMT 1Y" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program including the term "7/1 LIB 12" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "7/1 CMT 1Y" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program including the term "10/1 LIB 12" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year LIBOR. A mortgage loan with a loan program including the term "10/1 CMT 1Y" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One-Year CMT. A mortgage loan with a loan program including the term "IO" has an interest only period. A mortgage loan with a loan program of "30/15 Fixed Balloon" has a term of 30 years, the mortgage rate is fixed for the entire term and requires a balloon payment in year 15. A mortgage loan with a loan program of "10Yr Fixed", "15Yr Fixed", "20Yr Fixed", "25Yr Fixed", and "30Yr Fixed" is a fixed rate loan with a term of 10,15, 20, 25 and 30 years, respectively.

                    Principal Balances as of the Cut-off Date

                                                                                                        Weighted
                                                                                            Weighted    Average   Weighted  Weighted
                                                                                             Average      Remg.    Average  Average
Range of Mortgage                                       No. of                  Average       Gross       Term     Credit   Original
Loan Principal Balances              Current Balance    Loans   % of Total      Balance        WAC      (Months)    Score     LTV
--------------------------------     ---------------    ------  ----------    ----------    --------    --------  --------  --------
$0.01 - $50,000.00 .............     $   27,236,246       877       2.06%     $   31,056     12.928%     133.55      676    112.11%
$50,000.01 - 100,000.00 ........         42,718,782       562       3.22          76,012      7.600      281.13      694     88.25
$100,000.01 - 150,000.00 .......         86,659,486       685       6.54         126,510      5.490      350.35      698     79.81
$150,000.01 - 200,000.00 .......        123,651,444       703       9.33         175,891      5.254      354.48      698     79.98
$200,000.01 - 250,000.00 .......        147,373,388       654      11.12         225,342      5.108      355.47      700     78.89
$250,000.01 - 300,000.00 .......        159,660,735       581      12.05         274,803      5.088      356.32      701     78.16
$300,000.01 - 350,000.00 .......        153,550,009       473      11.59         324,630      5.067      356.57      705     77.23
$350,000.01 - 400,000.00 .......        132,415,018       353       9.99         375,113      5.011      357.55      706     77.51
$400,000.01 - 450,000.00 .......        100,397,991       236       7.58         425,415      4.935      355.18      707     76.68
$450,000.01 - 500,000.00 .......         95,927,487       201       7.24         477,251      4.898      356.85      714     73.14
$500,000.01 - 550,000.00 .......         60,077,124       114       4.53         526,992      4.963      358.31      717     74.58
$550,000.01 - 600,000.00 .......         48,056,475        83       3.63         578,994      4.831      357.63      723     71.55
$600,000.01 - 650,000.00 .......         69,022,807       109       5.21         633,237      4.996      357.22      716     72.84
$650,000.01 - 700,000.00 .......         11,549,456        17       0.87         679,380      4.669      359.47      693     69.96
$700,000.01 - 750,000.00 .......         16,159,287        22       1.22         734,513      4.922      351.28      719     65.60
$750,000.01 - 800,000.00 .......          6,998,529         9       0.53         777,614      4.783      359.45      693     68.44
$800,000.01 - 850,000.00 .......          3,320,850         4       0.25         830,212      4.440      359.75      708     61.54
$850,000.01 - 900,000.00 .......          5,275,500         6       0.40         879,250      4.916      359.34      722     73.23
$900,000.01 - 950,000.00 .......          5,561,782         6       0.42         926,964      4.792      359.49      758     54.44
$950,000.01 - 1,000,000.00 .....         19,758,092        20       1.49         987,905      4.998      359.45      729     68.63
$1,000,000.01 - 1,100,000.00 ...          1,100,000         1       0.08       1,100,000      4.375      356.00      728     62.86
$1,200,000.01 - 1,250,000.00 ...          1,215,000         1       0.09       1,215,000      4.375      359.00      702     62.30
$1,300,000.01 - 1,350,000.00 ...          1,320,000         1       0.10       1,320,000      4.990      359.00      704     60.00
$1,400,000.01 - 1,450,000.00 ...          1,426,141         1       0.11       1,426,141      4.375      359.00      715     65.00
$1,450,000.01 - 1,500,000.00 ...          2,980,000         2       0.22       1,490,000      5.376      356.52      685     71.16
$1,750,000.01 - 1,800,000.00 ...          1,776,100         1       0.13       1,776,100      5.250      359.00      687     59.20
                                     --------------     -----     ------      ----------     ------      ------      ---    ------

    Total ......................     $1,325,187,727     5,722     100.00%     $  231,595      5.305%     349.02      705     77.54%
                                     ==============     =====     ======      ==========     ======      ======      ===    ======

----------
      As of the Cut-off date, the average current principal balance of the Group 1 Loans will be approximately $231,595.

                    Principal Balances as of the Origination

                                                                                                        Weighted
                                                                                            Weighted    Average   Weighted  Weighted
                                                                                             Average      Remg.    Average  Average
Range of Mortgage                                       No. of                  Average       Gross       Term     Credit   Original
Loan Principal Balances              Current Balance    Loans   % of Total      Balance        WAC      (Months)    Score     LTV
--------------------------------     ---------------    ------  ----------    ----------    --------    --------  --------  --------
$0.01 - $50,000.00 .............     $   22,874,669       779       1.73%     $   29,364     12.890%     136.59      672    110.90%
$50,000.01 - 100,000.00 ........         46,355,340       651       3.50          71,206      8.166      265.19      694     91.25
$100,000.01 - 150,000.00 .......         86,194,414       685       6.50         125,831      5.485      350.49      698     79.72
$150,000.01 - 200,000.00 .......        123,066,083       702       9.29         175,308      5.272      354.58      698     80.01
$200,000.01 - 250,000.00 .......        145,741,683       650      11.00         224,218      5.098      355.99      701     78.70
$250,000.01 - 300,000.00 .......        160,165,651       585      12.09         273,787      5.097      356.02      700     78.32
$300,000.01 - 350,000.00 .......        153,768,402       475      11.60         323,723      5.061      356.63      706     77.12
$350,000.01 - 400,000.00 .......        134,355,757       359      10.14         374,250      5.010      357.05      705     77.68
$400,000.01 - 450,000.00 .......         99,826,373       235       7.53         424,793      4.951      355.37      707     76.87
$450,000.01 - 500,000.00 .......         96,803,602       203       7.30         476,865      4.884      356.47      714     73.19
$500,000.01 - 550,000.00 .......         58,899,400       112       4.44         525,888      4.974      358.91      718     74.27
$550,000.01 - 600,000.00 .......         47,351,927        82       3.57         577,463      4.824      357.64      723     71.58
$600,000.01 - 650,000.00 .......         70,793,689       112       5.34         632,087      4.986      356.54      715     72.85
$650,000.01 - 700,000.00 .......         11,549,456        17       0.87         679,380      4.669      359.47      693     69.96
$700,000.01 - 750,000.00 .......         16,159,287        22       1.22         734,513      4.922      351.28      719     65.60
$750,000.01 - 800,000.00 .......          6,998,529         9       0.53         777,614      4.783      359.45      693     68.44
$800,000.01 - 850,000.00 .......          3,320,850         4       0.25         830,212      4.440      359.75      708     61.54
$850,000.01 - 900,000.00 .......          5,825,500         7       0.44         832,214      4.818      359.21      726     73.87
$900,000.01 - 950,000.00 .......          5,561,782         6       0.42         926,964      4.792      359.49      758     54.44
$950,000.01 - $1,000,000.00 ....         19,758,092        20       1.49         987,905      4.998      359.45      729     68.63
$1,050,000.01 - 1,100,000.00 ...          1,100,000         1       0.08       1,100,000      4.375      356.00      728     62.86
$1,200,000.01 - 1,250,000.00 ...          1,215,000         1       0.09       1,215,000      4.375      359.00      702     62.30
$1,300,000.01 - 1,350,000.00 ...          1,320,000         1       0.10       1,320,000      4.990      359.00      704     60.00
$1,400,000.01 - 1,450,000.00 ...          1,426,141         1       0.11       1,426,141      4.375      359.00      715     65.00
$1,450,000.01 - 1,500,000.00 ...          2,980,000         2       0.22       1,490,000      5.376      356.52      685     71.16
$1,750,000.01 - 1,800,000.00 ...          1,776,100         1       0.13       1,776,100      5.250      359.00      687     59.20
                                     --------------     -----     ------      ----------     ------      ------      ---    ------
    Total ......................     $1,325,187,727     5,722     100.00%     $  231,595      5.305%     349.02      705     77.54%
                                     ==============     =====     ======      ==========     ======      ======      ===    ======

      As of origination, the average current principal balance of the Group 1 Loans will be approximately $233,618.

                                 Mortgage Rates

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
Range of                                      No. of                  Average      Gross       Term      Credit   Original
Mortgage Rates (%)         Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
2.000 - 2.499 .........     $      426,726         1       0.03%     $426,726      2.250%     326.00       731      70.00%
2.500 - 2.999 .........          2,370,650         9       0.18       263,406      2.805      359.12       756      72.11
3.000 - 3.499 .........         14,093,504        50       1.06       281,870      3.234      354.25       740      66.49
3.500 - 3.999 .........         83,944,107       281       6.33       298,733      3.750      355.53       719      73.43
4.000 - 4.499 .........        214,993,625       704      16.22       305,389      4.208      354.23       716      72.95
4.500 - 4.999 .........        314,507,810     1,081      23.73       290,942      4.699      355.87       712      74.89
5.000 - 5.499 .........        276,002,429       941      20.83       293,308      5.189      355.53       711      74.84
5.500 - 5.999 .........        200,540,894       758      15.13       264,566      5.675      357.89       699      79.07
6.000 - 6.499 .........         74,241,973       302       5.60       245,834      6.181      358.93       676      84.02
6.500 - 6.999 .........         50,144,429       211       3.78       237,651      6.646      359.18       681      85.85
7.000 - 7.499 .........         24,783,625       124       1.87       199,868      7.180      356.04       671      88.35
7.500 - 7.999 .........         13,954,367        75       1.05       186,058      7.689      355.29       671      87.49
8.000 - 8.499 .........          4,186,373        25       0.32       167,455      8.153      353.20       672      91.54
8.500 - 8.999 .........          5,052,217        44       0.38       114,823      8.679      319.37       646      85.58
9.000 - 9.499 .........          4,234,807        67       0.32        63,206      9.208      216.74       703      95.47
9.500 - 9.999 .........          6,848,395       112       0.52        61,146      9.721      193.07       688      95.24
10.000 - 10.499 .......          4,467,733        79       0.34        56,554     10.195      177.63       686      98.19
10.500 - 10.999 .......          4,292,619        71       0.32        60,459     10.660      180.27       683      98.75
11.000 - 11.499 .......          1,156,263        20       0.09        57,813     11.123      172.42       657      97.32
11.500 - 11.999 .......          2,161,186        48       0.16        45,025     11.906      159.79       698     106.76
12.000 - 12.499 .......            555,396        12       0.04        46,283     12.225      158.62       673     111.18
12.500 - 12.999 .......          4,815,178       138       0.36        34,893     12.834      127.27       692     117.31
13.000 - 13.499 .......          1,184,566        36       0.09        32,905     13.226      134.67       694     117.24
13.500 - 13.999 .......          7,959,566       254       0.60        31,337     13.873      118.65       676     118.26
14.000 - 14.499 .......          1,906,930        59       0.14        32,321     14.233      119.40       666     117.22
14.500 - 14.999 .......          3,684,340       120       0.28        30,703     14.820      119.33       653     115.63
15.000 - 15.499 .......            699,975        28       0.05        24,999     15.286      118.95       638     115.36
15.500 - 15.999 .......          1,372,548        53       0.10        25,897     15.751      132.01       639     116.88
16.000 - 16.499 .......            131,217         4       0.01        32,804     16.148      152.20       639     121.63
16.500 - 16.999 .......            392,248        12       0.03        32,687     16.655      170.60       642     114.01
17.500 - 17.999 .......             58,101         2       0.00        29,050     17.500       95.24       654     124.22
19.000 - 19.499 .......             23,932         1       0.00        23,932     19.250       53.00       621     100.00
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

      The weighted average mortgage rate of the Group 1 Loans was approximately 5.305% per annum.

                              Next Adjustment Date*

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Next Adjustment Date       Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
June 1, 2004 ..........     $   15,664,421        76       1.30%     $206,111      4.706%     326.02       676      83.63%
July 1, 2004 ..........         23,083,860       112       1.92       206,106      4.400      323.62       685      80.66
August 1, 2004 ........         27,568,540       128       2.29       215,379      4.781      324.20       681      81.82
September 1, 2004 .....         15,333,601        75       1.27       204,448      5.324      331.38       675      83.82
October 1, 2004 .......         40,987,536       150       3.40       273,250      4.870      358.00       693      78.09
November 1, 2004 ......        105,017,531       367       8.72       286,151      4.661      357.53       701      78.28
December 1, 2004 ......         19,881,605        70       1.65       284,023      5.161      360.00       698      80.37
April 1, 2005 .........          1,004,849         2       0.08       502,425      4.438      359.00       683      72.07
July 1, 2005 ..........            582,171         1       0.05       582,171      5.500      350.00       748      75.00
August 1, 2005 ........            213,300         1       0.02       213,300      7.125      351.00       664      90.00
November 1, 2005 ......            405,922         2       0.03       202,961      6.791      354.00       654      92.96
December 1, 2005 ......             90,920         1       0.01        90,920      8.500      355.00       668      95.00
January 1, 2006 .......            212,851         1       0.02       212,851      5.750      356.00       770      95.00
February 1, 2006 ......            885,563         6       0.07       147,594      6.422      357.14       657      86.22
March 1, 2006 .........         10,387,450        50       0.86       207,749      6.075      358.05       657      80.95
April 1, 2006 .........        128,312,742       467      10.65       274,760      5.487      359.00       683      82.00
May 1, 2006 ...........        200,346,292       778      16.64       257,515      5.153      360.00       696      79.49
June 1, 2006 ..........         32,344,360       122       2.69       265,118      5.108      360.00       702      80.81
August 1, 2006 ........            424,472         1       0.04       424,472      4.125      351.00       769      35.83
October 1, 2006 .......            107,000         1       0.01       107,000      5.000      353.00       787      67.30
December 1, 2006 ......            963,781         4       0.08       240,945      4.617      355.00       709      76.93
January 1, 2007 .......         10,198,643        29       0.85       351,677      4.712      356.00       726      74.51
February 1, 2007 ......          6,786,091        21       0.56       323,147      4.683      357.03       713      75.23
March 1, 2007 .........         33,685,199        92       2.80       366,143      4.526      358.06       714      75.27
April 1, 2007 .........         76,402,854       288       6.34       265,288      4.900      359.00       708      77.90
May 1, 2007 ...........        126,017,609       445      10.46       283,186      4.887      360.00       706      75.44
June 1, 2007 ..........         17,491,038        65       1.45       269,093      5.088      360.00       698      75.85
July 1, 2008 ..........            426,342         1       0.04       426,342      4.625      350.00       753      80.00
September 1, 2008 .....            688,343         2       0.06       344,172      5.500      352.00       706      77.28
November 1, 2008 ......            215,230         1       0.02       215,230      4.375      354.00       745      70.00
December 1, 2008 ......            389,999         2       0.03       195,000      5.980      355.00       682      65.56
February 1, 2009 ......            336,843         3       0.03       112,281      6.063      357.00       679      79.42
March 1, 2009 .........          7,841,162        32       0.65       245,036      5.727      358.00       727      80.42
April 1, 2009 .........        116,398,010       430       9.66       270,693      5.256      359.00       712      77.65
May 1, 2009 ...........        126,832,248       400      10.53       317,081      5.031      360.00       724      70.98
June 1, 2009 ..........          4,829,100        17       0.40       284,065      5.635      360.00       695      74.56
November 1, 2010 ......            396,893         1       0.03       396,893      5.500      354.00       774      70.00
January 1, 2011 .......            152,334         1       0.01       152,334      5.375      356.00       705      80.00
February 1, 2011 ......            489,930         1       0.04       489,930      5.750      357.00       799      38.00
March 1, 2011 .........          3,363,005         7       0.28       480,429      5.037      358.00       711      77.08
April 1, 2011 .........         20,927,596        54       1.74       387,548      5.074      359.00       732      71.32
May 1, 2011 ...........         16,269,797        43       1.35       378,367      4.869      360.00       736      67.49
November 1, 2013 ......            138,962         1       0.01       138,962      5.750      354.00       743      80.00
February 1, 2014 ......            633,549         1       0.05       633,549      4.375      357.00       764      75.00
March 1, 2014 .........          1,120,303         2       0.09       560,152      5.533      358.00       710      71.37
April 1, 2014 .........          6,691,978        15       0.56       446,132      5.196      359.00       741      59.56
May 1, 2014 ...........          1,811,856         4       0.15       452,964      5.203      360.00       687      65.51
                            --------------     -----     ------      --------     ------      ------       ---     ------
      Total ...........     $1,204,353,682     4,373     100.00%     $275,407      5.047%     356.92       703      77.51%
                            ==============     =====     ======      ========     ======      ======       ===     ======

----------
      As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 33 months.

* Excludes the fixed rate mortgage loans in Loan Group 1

Gross Margin*

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
Range of                                      No. of                  Average      Gross       Term      Credit   Original
Gross Margins (%)          Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
< 1.250 ...............     $      790,050         2       0.07%     $395,025      4.147%     340.72       710      74.60%
1.500 - 1.749 .........            489,159         1       0.04       489,159      3.000      360.00       725      60.50
1.750 - 1.999 .........          2,114,500         8       0.18       264,313      3.394      358.64       748      77.45
2.000 - 2.249 .........         23,586,072       102       1.96       231,236      4.872      355.98       728      76.90
2.250 - 2.499 .........        250,662,633       617      20.81       406,260      4.745      358.86       727      71.15
2.500 - 2.749 .........         17,298,400        61       1.44       283,580      4.317      347.29       723      75.99
2.750 - 2.999 .........         77,060,990       310       6.40       248,584      4.912      349.93       710      78.67
3.000 - 3.249 .........         81,019,420       302       6.73       268,276      4.631      352.87       710      78.01
3.250 - 3.499 .........        207,944,805       787      17.27       264,225      4.934      357.42       726      77.71
3.500 - 3.749 .........        167,189,418       669      13.88       249,909      5.002      357.98       699      80.49
3.750 - 3.999 .........        213,110,616       845      17.70       252,202      5.124      359.28       677      77.53
4.000 - 4.249 .........         26,163,339       117       2.17       223,618      5.417      343.97       668      80.33
4.250 - 4.499 .........         30,903,464       129       2.57       239,562      5.416      355.62       660      77.77
4.500 - 4.749 .........         12,085,067        50       1.00       241,701      6.084      358.76       665      82.71
4.750 - 4.999 .........         10,051,942        45       0.83       223,376      6.137      359.11       678      85.94
5.000 - 5.249 .........         14,095,285        62       1.17       227,343      6.465      358.56       664      84.06
5.250 - 5.499 .........          6,427,175        32       0.53       200,849      6.253      358.43       670      82.58
5.500 - 5.749 .........          4,494,397        21       0.37       214,019      6.143      359.07       632      82.01
5.750 - 5.999 .........         12,309,236        47       1.02       261,899      6.058      358.60       669      79.83
6.000 - 6.249 .........         20,144,319        67       1.67       300,661      6.140      357.85       663      87.50
6.250 - 6.499 .........         16,191,880        54       1.34       299,850      6.404      358.70       645      91.69
6.500 - 6.749 .........          5,176,367        21       0.43       246,494      6.546      359.42       635      90.55
6.750 - 6.999 .........          1,063,965         4       0.09       265,991      7.052      359.57       655      90.37
7.000 - 7.249 .........            735,050         3       0.06       245,017      7.250      358.68       649      91.10
7.250 - 7.499 .........            616,282         4       0.05       154,070      7.807      350.49       686      87.72
7.500 - 7.749 .........            820,471         4       0.07       205,118      7.886      359.68       649      89.77
8.000 - 8.249 .........            365,320         2       0.03       182,660      8.314      359.49       648      91.76
8.250 - 8.499 .........            494,145         2       0.04       247,072      8.500      359.47       631      95.00
8.500 - 8.749 .........            147,167         1       0.01       147,167      8.875      360.00       636      95.00
8.750 - 8.999 .........            421,036         2       0.03       210,518      9.088      359.70       668      91.49
9.000 - 9.249 .........            128,185         1       0.01       128,185      9.375      360.00       626      95.00
9.250 - 9.499 .........            253,525         1       0.02       253,525      9.500      360.00       630      95.00
                            --------------     -----     ------      --------     ------      ------       ---     ------
     Total ............     $1,204,353,682     4,373     100.00%     $275,407      5.047%     356.92       703      77.51%
                            ==============     =====     ======      ========     ======      ======       ===     ======

----------
      As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 3.358% per annum.

* Excludes the fixed rate mortgage loans in Loan Group 1

                             Maximum Mortgage Rate*

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
Range of Maximum                              No. of                  Average      Gross       Term      Credit   Original
Mortgage Rates (%)         Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
8.500 - 8.999 .........     $    2,864,359        11       0.24%     $260,396      2.982%     358.88       751      72.82%
9.000 - 9.499 .........         29,301,365        87       2.43       336,797      3.838      359.51       738      68.71
9.500 - 9.999 .........        116,994,660       351       9.71       333,318      4.123      359.46       727      71.70
10.000 - 10.499 .......        216,013,400       649      17.94       332,840      4.441      359.44       719      72.31
10.500 - 10.999 .......        275,372,101       961      22.86       286,547      4.796      359.48       709      75.78
11.000 - 11.499 .......        175,448,976       645      14.57       272,014      5.209      359.44       699      78.31
11.500 - 11.999 .......        153,220,292       602      12.72       254,519      5.712      359.26       691      82.05
12.000 - 12.499 .......         67,590,214       274       5.61       246,680      6.165      359.28       677      84.69
12.500 - 12.999 .......         70,048,679       296       5.82       236,651      5.617      346.86       688      82.90
13.000 - 13.499 .......         32,070,808       158       2.66       202,980      6.347      347.91       674      86.93
13.500 - 13.999 .......         30,577,040       153       2.54       199,850      5.889      336.97       665      85.06
14.000 - 14.499 .......         15,321,803        73       1.27       209,888      5.726      329.27       657      86.50
14.500 - 14.999 .......         11,293,825        63       0.94       179,267      6.111      327.73       656      86.72
15.000 - 15.499 .......          4,729,695        26       0.39       181,911      6.069      326.25       646      90.38
15.500 - 15.999 .......          2,140,127        15       0.18       142,675      7.424      334.67       626      82.71
16.000 - 16.499 .......            332,362         2       0.03       166,181      6.921      334.00       578      85.91
16.500 - 16.999 .......            744,766         5       0.06       148,953      7.311      334.65       655      88.09
17.000 - 17.499 .......             82,301         1       0.01        82,301     10.125      324.00       554      70.00
18.000 - 18.499 .......            206,911         1       0.02       206,911      9.625      328.00       551      70.00
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,204,353,682     4,373     100.00%     $275,407      5.047%     356.92       703      77.51%
                            ==============     =====     ======      ========     ======      ======       ===     ======

----------

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.126% per annum.

* Excludes the fixed rate mortgage loans in Loan Group 1

                           Initial Fixed-Rate Period*

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Initial Fixed Period       Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
Six Months ............     $  188,173,366       673      15.62%     $279,604      4.708%     355.52       698      78.89%
One Year ..............          1,004,849         2       0.08       502,425      4.438      359.00       683      72.07
Two Years .............        428,572,300     1,712      35.59       250,334      5.224      354.62       689      80.78
Three Years ...........        276,649,685       968      22.97       285,795      4.894      358.67       708      76.13
Five Years ............        257,957,277       888      21.42       290,492      5.167      359.43       718      74.38
Seven Years ...........         41,599,556       107       3.45       388,781      5.004      359.23       733      69.91
Ten Years .............         10,396,649        23       0.86       452,028      5.191      358.88       730      63.09
                            --------------     -----     ------      --------     ------      ------       ---     ------
                            $1,204,353,682     4,373     100.00%     $275,407      5.047%     356.92       703      77.51%
                            ==============     =====     ======      ========     ======      ======       ===     ======

* Excludes the fixed rate mortgage loans in Loan Group 1

                                Initial Rate Cap*

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Initial Cap (%)            Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
1.000 .................     $  185,563,505       663      15.41%     $279,885      4.683%     355.47       700      78.81%
1.500 .................          2,259,322         8       0.19       282,415      6.776      359.86       571      73.38
2.000 .................         78,904,794       203       6.55       388,694      4.509      358.41       722      75.42
3.000 .................        676,364,568     2,660      56.16       254,272      5.185      356.21       694      78.64
5.000 .................        130,580,532       373      10.84       350,082      5.070      359.29       724      73.14
6.000 .................        130,680,961       466      10.85       280,431      5.119      359.39       721      75.53
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,204,353,682     4,373     100.00%     $275,407      5.047%     356.92       703      77.51%
                            ==============     =====     ======      ========     ======      ======       ===     ======

* Excludes the fixed rate mortgage loans in Loan Group 1

                               Periodic Rate Cap*

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Subsequent Cap (%)         Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
0.375 .................     $      230,900         1       0.02%     $230,900      3.625%     359.00       707      70.00%
0.500 .................            332,500         1       0.03       332,500      4.250      360.00       683      70.00
0.750 .................            224,000         1       0.02       224,000      5.750      360.00       675      89.99
1.000 .................        905,145,800     3,445      75.16       262,742      5.077      356.29       697      78.49
1.500 .................          6,063,229        32       0.50       189,476      6.962      346.71       592      74.57
2.000 .................        292,357,254       893      24.28       327,388      4.915      359.09       723      74.56
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,204,353,682     4,373     100.00%     $275,407      5.047%     356.92       703      77.51%
                            ==============     =====     ======      ========     ======      ======       ===     ======

* Excludes the fixed rate mortgage loans in Loan Group 1

                        Original Loan-to-Value Ratios(1)

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
Range of Loan-to-                             No. of                  Average      Gross       Term      Credit   Original
Value Ratios (%)           Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
0.01 - 20.00 ..........     $    1,809,199         8       0.14%     $226,150      5.105%     288.11       748      18.06%
20.01 - 25.00 .........          2,421,914         8       0.18       302,739      4.833      359.26       765      21.43
25.01 - 30.00 .........          5,948,196        19       0.45       313,063      4.864      335.05       753      27.50
30.01 - 35.00 .........          6,850,715        23       0.52       297,857      4.681      354.42       757      32.57
35.01 - 40.00 .........          8,397,718        28       0.63       299,918      4.642      351.70       741      38.01
40.01 - 45.00 .........         14,865,418        48       1.12       309,696      4.886      351.82       745      42.61
45.01 - 50.00 .........         18,937,819        61       1.43       310,456      4.796      348.78       736      47.99
50.01 - 55.00 .........         20,629,313        65       1.56       317,374      4.879      346.93       739      52.60
55.01 - 60.00 .........         35,266,805       100       2.66       352,668      4.859      355.65       723      58.18
60.01 - 65.00 .........         59,401,653       153       4.48       388,246      4.734      357.72       720      63.18
65.01 - 70.00 .........        179,276,389       589      13.53       304,374      4.525      357.45       710      69.30
70.01 - 75.00 .........         83,820,499       258       6.33       324,886      5.009      355.74       705      73.55
75.01 - 80.00 .........        597,217,525     2,101      45.07       284,254      5.003      357.74       706      79.72
80.01 - 85.00 .........         20,093,200        88       1.52       228,332      5.740      351.96       691      84.61
85.01 - 90.00 .........        135,958,492       700      10.26       194,226      5.899      348.85       686      89.67
90.01 - 95.00 .........         79,982,859       405       6.04       197,489      6.189      347.14       683      94.76
95.01 - 100.00 ........         32,467,354       390       2.45        83,250      7.978      261.79       701      99.74
100.01 - 105.00 .......            993,827        37       0.07        26,860     13.653      122.04       672     102.62
105.01 - 110.00 .......          1,344,610        47       0.10        28,609     13.419      117.47       684     107.32
110.01 - 115.00 .......          2,129,979        72       0.16        29,583     14.089      126.53       666     112.77
115.01 - 120.00 .......          3,295,503       100       0.25        32,955     13.762      124.06       677     117.63
120.01 - 125.00 .......         13,956,851       418       1.05        33,390     13.869      120.12       676     123.66
125.01 - 130.00 .......             62,574         2       0.00        31,287     14.451      188.37       640     126.58
130.01 - 135.00 .......             59,315         2       0.00        29,658     15.608      173.29       641     134.47
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

----------
      The weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 77.54%.

      (1) With respect to the fixed-rate second lien Group 1 Loans, the combined loan-to-value ratio.

                                 Occupancy Types

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Occupancy                  Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
Owner Occupied ........     $1,109,182,999     4,785      83.70%     $231,804      5.306%     347.35       704      77.80%
Investment ............        179,300,440       791      13.53       226,676      5.354      357.49       712      75.61
Second Home ...........         36,704,288       146       2.77       251,399      5.060      358.30       716      78.85
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

----------
      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                        Weighted
                                                                                            Weighted    Average   Weighted  Weighted
                                                                                             Average      Remg.    Average  Average
                                                        No. of                  Average       Gross       Term     Credit   Original
Document Type                        Current Balance    Loans   % of Total      Balance        WAC      (Months)    Score     LTV
--------------------------------     ---------------    ------  ----------    ----------    --------    --------  --------  --------
Progressive Series
Program (Limited
(Stated)
Documentation) .................     $  540,317,622     1,942      40.77%     $  278,227      5.089%     354.92      707     76.09%

Progressive Series
Program (Full
Documentation) .................        385,793,250     2,137      29.11         180,530      5.508      338.18      710     77.28

Progressive Express
Program (Non Verified
Assets) ........................        165,674,041       634      12.50         261,316      5.411      350.58      693     80.10

Progressive Express
Program (Verified
Assets) ........................        128,509,144       557       9.70         230,717      5.285      347.51      697     82.07

Progressive Express No
Doc Program (No
Documentation) .................         81,154,697       348       6.12         233,203      5.553      358.52      716     75.47

Progressive Series
Prograkm (Full
Income/Stated Assets) ..........         10,201,504        49       0.77         208,194      4.983      359.07      679     79.29

Progressive Series
Program (No
Income/No Asset
Documentation) .................          6,467,421        24       0.49         269,476      5.655      354.15      702     75.87

Progressive Express
Program No Doc
Program (Verified
Assets) ........................          6,420,249        26       0.48         246,933      6.019      358.51      710     81.51

Progressive Series
Program (Alternative
Documentation) .................            498,086         4       0.04         124,521      5.638      289.81      690     84.05

Progressive Express
Priority Refi Program
(Limited (Stated)
Documentation) .................            151,715         1       0.01         151,715      4.625      325.00      690     85.00
                                     --------------     -----     ------      ----------     ------      ------      ---    ------
    Total ......................     $1,325,187,727     5,722     100.00%     $  231,595      5.305%     349.02      705     77.54%
                                     ==============     =====     ======      ==========     ======      ======      ===    ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                        Weighted
                                                                                            Weighted    Average   Weighted  Weighted
                                                                                             Average      Remg.    Average  Average
                                                        No. of                  Average       Gross       Term     Credit   Original
Credit Grade Category                Current Balance    Loans   % of Total      Balance        WAC      (Months)    Score     LTV
--------------------------------     ---------------    ------  ----------    ----------    --------    --------  --------  --------
A+(1) ............................   $  766,300,710     2,704      57.83%     $  283,395      4.924%     354.79      734     74.23%
A (1) ............................      315,057,619     1,943      23.77         162,150      6.042      335.09      658     82.16
A-(1) ............................       28,514,145       115       2.15         247,949      5.980      357.28      613     79.17
B ................................          394,700         1       0.03         394,700      7.125      360.00      576     71.77
C ................................          346,697         2       0.03         173,349      8.718      340.50      561     74.03
Progressive Express(TM) I (2) ....      114,610,479       497       8.65         230,605      5.357      349.13      724     82.34
Progressive Express(TM) II (2) ...       81,963,004       369       6.19         222,122      5.564      346.38      650     83.24
Progressive Express(TM) III (2) ..       10,391,276        52       0.78         199,832      5.674      346.09      615     78.07
Progressive Express(TM) IV (2) ...        4,861,622        22       0.37         220,983      5.729      339.93      597     81.96
Progressive Express(TM) V (2) ....        1,739,253        12       0.13         144,938      7.451      350.99      582     73.71
Progressive Express(TM) VI (2) ...        1,008,223         5       0.08         201,645      7.324      359.82      537     68.93
                                     --------------     -----     ------      ----------     ------      ------      ---    ------
            Total ................   $1,325,187,727     5,722     100.00%     $  231,595      5.305%     349.02      705     77.54%
                                     ==============     =====     ======      ==========     ======      ======      ===    ======

(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and IV, V and VI, respectively. All of the Seasoned Mortgage Loans in Loan Group 1 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above.

      See "--Underwriting Standards" in the prospectus supplement for a description of the Seller's risk categories.

                                 Property Types

                                                                                                        Weighted
                                                                                            Weighted    Average   Weighted  Weighted
                                                                                             Average      Remg.    Average  Average
                                                        No. of                  Average       Gross       Term     Credit   Original
Property Type                        Current Balance    Loans   % of Total      Balance        WAC      (Months)    Score     LTV
--------------------------------     ---------------    ------  ----------    ----------    --------    --------  --------  --------
Single Family Residence ........     $  846,892,317     3,843      63.91%     $  220,373      5.375%     346.35      704     77.31%
De Minimis PUD .................        141,387,893       534      10.67         264,771      5.119      352.91      695     79.41
Planned Unit Development .......        128,340,653       468       9.68         274,232      5.105      354.42      714     79.27
Condominium ....................        114,318,475       548       8.63         208,610      5.195      352.31      712     78.42
Two Family .....................         42,103,715       142       3.18         296,505      5.406      356.59      707     74.56
Four Family ....................         19,779,775        63       1.49         313,965      5.359      355.56      714     70.41
Three Family ...................         17,410,110        60       1.31         290,169      5.397      354.53      710     70.84
High-rise Condominium ..........         11,560,742        43       0.87         268,854      5.068      357.24      707     75.72
Townhouse ......................          2,867,047        19       0.22         150,897      5.840      349.54      699     82.36
Condotel .......................            527,000         2       0.04         263,500      4.462      360.00      723     70.00
                                     --------------     -----     ------      ----------     ------      ------      ---    ------
    Total ......................     $1,325,187,727     5,722     100.00%     $  231,595      5.305%     349.02      705     77.54%
                                     ==============     =====     ======      ==========     ======      ======      ===    ======

                 Geographic Distribution of Mortgaged Properties

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
State                      Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
AK ....................     $      491,436        15       0.04%     $ 32,762     13.522%     104.12       684     112.18%
AL ....................            738,622         6       0.06       123,104      5.838      351.05       659      80.87
AR ....................          1,214,697        25       0.09        48,588     10.674      218.27       674     100.81
AZ ....................         23,537,192       136       1.78       173,068      5.484      352.47       697      81.07
CA ....................        823,214,214     2,749      62.12       299,460      5.050      352.23       709      75.38
CO ....................         24,107,318       117       1.82       206,045      5.133      345.96       693      78.54
CT ....................          8,693,079        52       0.66       167,175      6.269      325.91       697      75.59
DC ....................          2,508,942        10       0.19       250,894      5.464      353.39       714      78.41
DE ....................          1,880,990        14       0.14       134,356      6.725      335.43       671      87.47
FL ....................        130,829,537       755       9.87       173,284      5.634      350.88       703      82.34
GA ....................         22,068,220       154       1.67       143,300      5.880      336.36       691      84.44
HI ....................          9,701,681        42       0.73       230,992      5.820      337.34       678      76.81
IA ....................            910,089        21       0.07        43,338     11.306      205.02       668     110.96
ID ....................          2,360,600        24       0.18        98,358      6.945      310.96       673      90.20
IL ....................         17,447,444        84       1.32       207,708      5.509      349.51       696      79.09
IN ....................          2,690,403        48       0.20        56,050      8.567      253.23       684      98.87
KS ....................            930,682        28       0.07        33,239     14.001      113.00       681     116.42
KY ....................          2,210,556        22       0.17       100,480      7.012      307.62       700      84.23
LA ....................            815,788        15       0.06        54,386      8.713      259.95       708      88.28
MA ....................          6,154,780        21       0.46       293,085      5.198      356.85       721      77.24
MD ....................         29,946,111       140       2.26       213,901      5.392      350.63       697      76.42
ME ....................            376,288         4       0.03        94,072      6.846      317.81       671      73.32
MI ....................          7,541,881        38       0.57       198,471      5.585      352.30       693      78.83
MN ....................          5,001,754        38       0.38       131,625      6.889      335.89       703      86.95
MO ....................          2,118,046        12       0.16       176,504      5.433      343.89       692      80.27
MS ....................            986,897        22       0.07        44,859     10.306      218.67       681      97.54
MT ....................            662,795        10       0.05        66,279      8.035      264.43       679      96.46
NC ....................          5,512,015        32       0.42       172,250      5.216      353.46       716      82.06
ND ....................            373,635        12       0.03        31,136     13.705      121.06       667     124.38
NE ....................            528,082        16       0.04        33,005     13.583      119.82       687     120.92
NH ....................          1,504,493         6       0.11       250,749      6.462      359.88       662      83.26
NJ ....................         25,099,221        88       1.89       285,218      5.392      357.94       712      72.73
NM ....................          1,793,518        24       0.14        74,730      8.291      270.58       687      92.54
NV ....................         27,778,837       147       2.10       188,972      5.531      349.88       698      81.75
NY ....................         18,681,701        60       1.41       311,362      5.650      348.68       703      74.95
OH ....................          6,260,745        67       0.47        93,444      6.572      314.24       697      88.87
OK ....................            948,532        33       0.07        28,743     13.610      104.31       680     117.95
OR ....................          7,321,609        55       0.55       133,120      5.881      339.21       703      80.98
PA ....................          3,927,015        24       0.30       163,626      5.707      351.89       685      83.18
RI ....................            955,731         6       0.07       159,288      7.135      330.36       671      83.40
SC ....................          4,206,896        47       0.32        89,508      6.778      301.54       695      89.19
SD ....................            527,671        14       0.04        37,691     11.085      187.66       694     107.23
TN ....................          2,880,255        24       0.22       120,011      5.752      350.14       693      83.12
TX ....................         11,281,178        74       0.85       152,448      5.479      345.89       676      80.47
UT ....................          9,733,036        63       0.73       154,493      5.347      354.68       697      80.29
VA ....................         48,326,940       207       3.65       233,463      5.232      352.02       715      79.77
VT ....................            913,091         3       0.07       304,364      5.258      359.00       688      86.28
WA ....................         15,956,220        92       1.20       173,437      5.574      337.52       703      82.81
WI ....................            953,188        13       0.07        73,322      7.442      308.80       662      90.11
WV ....................            186,976         2       0.01        93,488      6.781      339.07       646      77.74
WY ....................            397,104        11       0.03        36,100     12.159      177.60       706     112.27
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

----------
      No more than approximately 0.68% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              Debt to Income Ratio

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
Range of Debt-to-                             No. of                  Average      Gross       Term      Credit   Original
Income Ratio (%)           Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
0.01 - 5.00 ...........     $      559,890         4       0.04%     $139,972      5.254%     352.94       677      79.21%
5.01 - 10.00 ..........          3,533,885        12       0.27       294,490      4.859      359.58       725      66.98
10.01 - 15.00 .........          8,787,135        34       0.66       258,445      5.142      345.74       723      69.59
15.01 - 20.00 .........         24,073,698        93       1.82       258,857      4.901      345.38       722      68.91
20.01 - 25.00 .........         53,999,812       215       4.07       251,162      5.112      350.19       718      71.78
25.01 - 30.00 .........         86,875,626       350       6.56       248,216      5.056      349.88       713      71.53
30.01 - 35.00 .........        159,873,174       657      12.06       243,338      5.247      350.53       710      76.18
35.01 - 40.00 .........        212,079,506       908      16.00       233,568      5.310      350.14       707      77.84
40.01 - 45.00 .........        208,583,990       954      15.74       218,641      5.391      346.38       702      79.14
45.01 - 50.00 .........        167,515,596       846      12.64       198,009      5.537      344.01       698      80.08
50.01 - 55.00 .........         22,378,451        80       1.69       279,731      4.780      347.16       714      70.76
> 55.00 ...............          2,891,603        12       0.22       240,967      5.235      357.60       723      67.48
Not Required ..........        374,035,363     1,557      28.23       240,228      5.328      351.36       701      79.45
                            --------------     -----     ------      --------     ------      ------       ---     ------
     Total ............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

      As of the Cut-off Date, the weighted average debt to income ratio of the Group 1 Loans will be approximately 37.51% per annum.

                               Prepayment Penalty

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Number of Months           Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
0 .....................     $  514,337,541     2,442      38.81%     $210,621      5.462%     340.52       714      75.81%
3 .....................            433,578         1       0.03       433,578      6.125      360.00       582      70.00
4 .....................            624,800         2       0.05       312,400      4.871      359.00       743      80.00
6 .....................          8,604,278        28       0.65       307,296      5.200      355.02       706      72.77
7 .....................          1,926,980         4       0.15       481,745      4.604      359.22       726      67.11
12 ....................        181,705,322       704      13.71       258,104      4.984      353.18       700      78.13
24 ....................        298,562,033     1,229      22.53       242,931      5.247      354.74       690      80.87
36 ....................        188,285,510       795      14.21       236,837      5.282      355.09       705      77.07
48 ....................            401,515         2       0.03       200,757      5.004      359.56       731      81.05
60 ....................        130,306,169       515       9.83       253,022      5.319      354.26       713      77.04
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

                     Months Remaining to Scheduled Maturity

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Range of Months            Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
1 - 120 ...............     $   15,360,936       507       1.16%     $ 30,298     13.413%      95.97       677     113.10%
121 - 180 .............         33,112,995       593       2.50        55,840     10.155      168.79       697      95.62
181 - 240 .............          2,892,160        42       0.22        68,861      9.885      228.24       708      85.74
241 - 300 .............            664,767         3       0.05       221,589      5.902      295.54       608      79.29
301 - 360 .............      1,273,156,869     4,577      96.07       278,164      5.071      357.07       706      76.62
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans will be approximately 349 months.

                                  Credit Scores

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Range of Credit Scores     Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
Not Required ..........     $      491,136         3       0.04%     $163,712      4.345%     359.46       N/A      68.17%
> 820 .................            230,000         1       0.02       230,000      5.875      360.00       821      51.11
801 - 820 .............         17,760,944        52       1.34       341,557      4.731      358.18       806      62.46
781 - 800 .............         60,673,683       219       4.58       277,049      4.863      353.60       789      68.33
761 - 780 .............        132,171,376       439       9.97       301,074      4.877      353.61       770      71.29
741 - 760 .............        144,091,847       523      10.87       275,510      4.938      354.19       750      74.90
721 - 740 .............        169,147,523       653      12.76       259,031      5.000      352.59       730      77.38
701 - 720 .............        177,700,715       729      13.41       243,760      5.155      350.02       710      78.25
681 - 700 .............        193,882,821       885      14.63       219,077      5.374      346.60       690      79.41
661 - 680 .............        161,290,497       805      12.17       200,361      5.616      344.70       670      81.44
641 - 660 .............        128,157,839       700       9.67       183,083      5.788      341.64       651      81.47
621 - 640 .............         94,116,406       501       7.10       187,857      5.995      343.48       631      81.42
601 - 620 .............         34,821,751       156       2.63       223,216      5.938      352.25       611      79.74
581 - 600 .............          7,935,923        37       0.60       214,484      5.976      345.95       591      79.70
561 - 580 .............          1,349,604         9       0.10       149,956      8.006      335.60       573      72.44
541 - 560 .............            729,168         6       0.06       121,528      8.497      331.85       550      71.40
521 - 540 .............            442,700         2       0.03       221,350      7.689      360.00       535      71.83
501 - 520 .............            164,865         1       0.01       164,865      7.000      360.00       515      57.90
<= 500 ................             28,929         1       0.00        28,929     14.500      214.00       490     115.49
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

      As of the Cut-off Date, the weighted average credit score of the Group 1 Loans will be approximately 705.

                            Range of Months to Roll*

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Range of Months            Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
1 - 6 .................     $  247,537,094       978      20.55%     $253,105      4.769%     347.32       693      79.71%
7 - 12 ................          1,004,849         2       0.08       502,425      4.438      359.00       683      72.07
13 - 18 ...............          1,201,393         4       0.10       300,348      6.225      351.53       701      83.73
19 - 24 ...............        372,580,178     1,425      30.94       261,460      5.294      359.59       691      80.54
25 - 31 ...............          1,495,253         6       0.12       249,209      4.504      353.72       732      64.57
32 - 37 ...............        270,581,433       940      22.47       287,853      4.847      359.25       708      76.10
50 - 55 ...............          1,719,914         6       0.14       286,652      5.251      352.43       717      74.39
56 - 61 ...............        256,237,363       882      21.28       290,519      5.167      359.48       718      74.38
74 - 79 ...............            396,893         1       0.03       396,893      5.500      354.00       774      70.00
80 - 85 ...............         41,202,663       106       3.42       388,704      4.999      359.28       733      69.91
> 85 ..................         10,396,649        23       0.86       452,028      5.191      358.88       730      63.09
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,204,353,682     4,373     100.00%     $275,407      5.047%     356.92       703      77.51%
                            ==============     =====     ======      ========     ======      ======       ===     ======

      As of the Cut-off Date, the weighted average months to roll of the Group 1 Loans will be approximately 33 months.

* Excludes the fixed rate mortgage loans in Loan Group 1

                                  Loan Purposes

                                                                                             Weighted
                                                                                 Weighted    Average    Weighted  Weighted
                                                                                  Average      Remg.     Average   Average
                                              No. of                  Average      Gross       Term      Credit   Original
Loan Purpose               Current Balance     Loans    % of Total    Balance       WAC      (Months)     Score      LTV
-----------------------    ---------------    ------    ----------   --------    --------    --------    -------  --------
Purchase ..............     $  757,429,034     3,088      57.16%     $245,281      5.195%     352.62       710      81.04%
Refinance - Cash Out ..        359,200,875     1,985      27.11       180,958      5.753      339.41       689      75.56
Refinance - Rate/Term .        208,557,818       649      15.74       321,353      4.933      352.54       716      68.19
                            --------------     -----     ------      --------     ------      ------       ---     ------
    Total .............     $1,325,187,727     5,722     100.00%     $231,595      5.305%     349.02       705      77.54%
                            ==============     =====     ======      ========     ======      ======       ===     ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.